                                                                      Exhibit 99

                                   [GRAPHIC]


                    Bank of America Mortgage Securities, Inc.
                               BOAMS 2002- GROUP 1
                        30 Year Jumbo Fixed Rate Product
                             Collateral Description
   --------------------------------------------------------------------------
   Product                                     Jumbo 30 Year Fixed
   Amount                                              550,000,000 +/-5%
   Settle                                          August 30, 2002
   Gross WAC                                                6.770% +/-15bps
   WAC Range                             Range (less than)=200 bps
   Servicing Fee                                            25 bps
   WAM                                                         357 +/-2 mos
   Weighted Average LTV                         (less than)=70.00%
   LTV (greater than)80%
     and (less than)90.01%                        (less than)5.00%
   LTV(greater than) 90%                          (less than)2.00%
   Maximum Loan Amount                                  $1,250,000
   Average Loan Balance                                  $ 495,000+/- $20,000

   Occupancy                      (greater than)90% Owner Occupied
                                         (greater than)90% Primary
                                          (less than)10% Secondary
                                            (less than)2% Investor

   Delinquency                                         All Current
   Property Type                      (greater than)90% SF and PUD
   Documentation Type             (greater than)95% Full / Reduced
   Loan Purpose                            (less than)20% cash-out
   State Concentration                           (less than)50% CA
   Zip Code Concentration                       No Greater than 2%
   Delivery Variance                                 Plus/Minus 5%
   PMI                            All Loans (greater than) 80% LTV
   Approximate Subordination                                 2.75%+/-50 bps
   Expected Rating Agencies          Moody's or S & P plus 1 other
   --------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                   [GRAPHIC]

                    Bank of America Mortgage Securities, Inc.
                              BOAMS 2002-8 GROUP 2
                        15 Year Jumbo Fixed Rate Product
                             Collateral Description
   -------------------------------------------------------------------------
   Product                                     Jumbo 15 Year Fixed
   Amount                                              140,000,000 +/-5%
   Settle                                          August 30, 2002
   Gross WAC                                                6.350% +/-15bps
   WAC Range                             Range (less than)=150 bps
   Servicing Fee                                            25 bps
   WAM                                                         177 +/-2 mos
   Weighted Average LTV                         (less than)=65.00%
   LTV (greater than)80%
      and (less than)90.01%                       (less than)5.00%
   LTV (greater than)90%                          (less than)2.00%
   Maximum Loan Amount                                  $1,250,000
   Average Loan Balance                                  $ 510,000 +/-$20,000
   Occupancy                      (greater than)90% Owner Occupied
                                         (greater than)90% Primary
                                          (less than)10% Secondary
                                            (less than)2% Investor

   Delinquency                                         All Current
   Property Type                      (greater than)90% SF and PUD
   Documentation Type             (greater than)95% Full / Reduced
   Loan Purpose                           (less than)=20% cash-out
   State Concentration                          (less than)=50% CA
   Zip Code Concentration                    No Greater than 2.00%
   Delivery Variance                                 Plus/Minus 5%
   PMI                            All Loans (greater than) 80% LTV
   Approximate Subordination                                 1.40% +/-50 bps
   Expected Rating Agencies          Moody's or S & P plus 1 other
   ------------------------------------------------------------------------

Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                   [GRAPHIC]

                   Bank of America Mortgage Securities, Inc.
                              BOAMS 2002-8 GROUP 3
                        30 Year Jumbo Fixed Rate Product
                             Collateral Description

   --------------------------------------------------------------------------
  Product                                      Jumbo 30 Year Fixed
  Amount                                               550,000,000+/-5%
  Settle                                           August 30, 2002
  Gross WAC                                                 6.770%+/-15bps
  WAC Range                              Range (less than)=200 bps
  Servicing Fee                                             25 bps
  WAM                                                          357+/-2 mos
  Weighted Average LTV                          (less than)=70.00%
  LTV (greater than)80%
     and (less than)90.01%                        (less than)5.00%
  LTV (greater than)90%                           (less than)2.00%
  Maximum Loan Amount                                   $1,250,000
  Average Loan Balance                                    $495,000+/- $20,000

  Occupancy                       (greater than)90% Owner Occupied
                                         (greater than)90% Primary
                                          (less than)10% Secondary
                                            (less than)2% Investor

  Delinquency                                          All Current
  Property Type                       (greater than)90% SF and PUD
  Documentation Type                (greater than)95% Full/Reduced
  Loan Purpose                             (less than)20% cash-out
  State Concentration                          (less than)=100% CA
  Delivery Variance                                  Plus/Minus 5%
  PMI                             All Loans (greater than) 80% LTV
  Approximate Subordination                        2.75% +/-50 bps
  Expected Rating Agencies           Moody's or S & P plus 1 other
  ---------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with theproposed transaction.

                 Bank of America Mortgage Trader Summary Report

Pool Name:        2002-8 30YR GROUP 2
Cutoff Date:      08/01/2002                                         08/02/2002
Pool Service Fee: 0.25                                                   3:43PM
================================================================================
                             General Characteristics

Pool Size:                       $550,572,945.95            W.A. Gross Coupon:           6.767%           W.A. Second     34.94%
Loan Count:                                1,114            W.A. Net Coupon:             6.517%           Relocation       0.36%
Average Loan Balance:                $494,230.65            W.A. Servicing:              0.250%
W.A. FICO:                                   748            W.A. Orig Term (months)       359.1
W.A. Original LTV:                        65.20%            W.A. Remain Term (month       358.5
W.A. Current LTV:                         65.18%            W.A. Age (months)               0.5
FNMA Conforming  (less than $300,700) %:   0.00%

--------------------------------------------------------------------------------------------------------------------------------

----------------------------       ---------------------------        -------------------------        -------------------------
    Balance Distribution               Coupon Distribution                OLTV Distribution               CurrLTV Distribution
300K - 350K      10.56%            less than 6.751   62.42%       less than = 50       17.83%      less than = 50      17.83%
350K - 400K      16.47%                6.751-7.000   35.25%              50 - 55        7.13%             50 - 55       7.13%
400K - 450K      12.17%                7.001-7.250    2.11%              55 - 60        6.90%             55 - 60       6.90%
450K - 500K      12.71%                7.251-7.500    0.22%              60 - 65        8.14%             60 - 65       8.14%
500K - 550K       9.56%            ---------------------------           65 - 70       13.93%             65 - 70      13.93%
550K - 600K       8.28%                Min:    6.125%                    70 - 75       12.76%             70 - 75      12.76%
600K - 650K       6.23%                Max:    7.375%                    75 - 80       32.60%             75 - 80      32.60%
650K - 700K       4.81%                SD:     0.151%                    80 - 85        0.13%             80 - 85       0.13%
700K - 750K       6.70%                                                  85 - 90        0.32%             85 - 90       0.32%
750K - 800K       1.57%                                                  90 - 95        0.25%             90 - 95       0.25%
800K - 850K       2.10%                                               -------------------------        -------------------------
850K - 900K       1.77%                                                  Min:         9.76%               Min:       9.42%
900K - 950K       1.86%                                                  Max:        95.00%               Max:      95.00%
>950K             5.21%                                                  SD:         14.94%               SD:       14.94%
----------------------------       ---------------------------
Min:   300,480.22                    Product Line Description
Max: 1,000,000.00                                                     -------------------------        -------------------------
SD:    158,590.00                   30 YR NCONF        100.00%            Delinquency (Days)                   PMI Missing
                                    2NF
----------------------------                                           30 - 60 days          0          Not Required      99.10
      Documentation
                                                                                                        Required           0.90
All Ready Home        0.98%                                           -------------------------        -------------------------
Rapid                52.67%                                            Geographical (Zip Code)               Seasoning (mos)
Reduced              26.19%
Standard             20.08%                                             92651            1.35%    less than 12           100.00%
Stated                0.09%
                                                                        ORANGE

                                                                        90274            1.30%
                                                                                                       -------------------------
                                                                        92679            1.10%             Division Indicator

                                                                        ORANGE                          Retail            32.25%
                                                                                                        Wholesale         61.67%
                                                                        92037            1.07%          Telemortgage       6.08%

                                                                        SAN DIEGO
----------------------------
      Salomon Doc Types                                                 94402            1.05%

IL                   52.67         --------------------------           SAN MATEO                      -------------------------
9L                   20.08              Geographical (State)                                                     Purpose
BL                   12.80                                            -------------------------
AL                   10.91           CA               100.00%                 Loan Type                 Purchase          35.32%
CL                    1.05                                                                              R/T Refin         47.92%
LL                    0.98                                             Conventional                     C/O Refin         16.77%
EL                    0.73                                              - with PMI       0.71
7L                    0.24
8L                    0.18                                              Conventional
DL                    0.09                                               - w/o PMI       99.29
OL                    0.09
QL                    0.06                                            -------------------------
SL                    0.06                                                    Occupancy
HL                    0.06         ---------------------------
----------------------------              Property Type                Primary         97.36%
         Servicer                                                      Second           2.09%
                                    SFR               71.62%           Investor         0.55%          -------------------------
LOU                 93.25%          PUD Detached      21.43%                                                 Credit Score
                     6.75%          Condo              4.27%          -------------------------
                                    2-Family           1.70%                PMI Providers               751 - 850         56.25%
                                    PUD Attached       0.70%                                            701 - 750         32.04%
                                    3-Family           0.14%           GENERAL ELECTRIC                 651 - 700         10.20%
                                    4-Family           0.13%             INS             0.07%          601 - 650          1.51%
                                                                       GENERAL ELECTRIC
                                                                          MT             0.20%         -------------------------
                                                                       MGIC              0.19%            Min:         602
                                                                       None             99.29%            Max:         817
                                                                       REPUBLIC                           SD:           38
                                                                         MORTGAGE I      0.12%
                                                                       UNITED GUARANTY   0.13%

----------------------------       ---------------------------        -------------------------        -------------------------

--------------------------------------------------------------------------------
Notes: All Weighted Averages omit Zero values, where appropriate.
       Reduced Doc includes Rapid Process, All Ready Home Refinance and DU/LP approved loans.

--------------------------------------------------------------------------------
          Banc of  America Securities LLC
          FOR INTERNAL USE ONLY
          ======================================================================

          This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.